Exhibit 10.24

Execution Version

FIREEYE, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

DECEMBER 30, 2013

-i-

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of December 30, 2013, by and among FireEye, Inc., a Delaware corporation (the “Company”), the Investors (as defined below) and the Mandiant Holders (as defined below).

RECITALS

WHEREAS, the Company and the Investors have previously entered into that certain Amended and Restated Investors’ Rights Agreement dated as of December 27, 2012, in connection with the sale of the Company’s Series F Preferred Stock (the “Prior Rights Agreement”);

WHEREAS, concurrently with the execution and delivery hereof, the Company, Mercury Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Mercury Merger LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Mandiant Corporation, a Delaware corporation (“Mandiant”) and Shareholder Representative Services, LLC (the “Stockholder Representative”) are entering into that certain Agreement and Plan of Reorganization (the “Merger Agreement”), which provides for the acquisition of Mandiant by the Company through the statutory merger of Merger Sub I with and into Mandiant, pursuant to which Mandiant will become a wholly owned subsidiary of the Company (the “First Merger”), and, as part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II (the “Second Merger”);

WHEREAS, in order to induce Mandiant to enter into the Merger Agreement, the Investors and the Company have agreed to amend and restate the Prior Rights Agreement as set forth in this Agreement;

WHEREAS, the Prior Rights Agreement provides that the Company and the holders of a majority of the outstanding shares of Registrable Securities (as such term is defined in the Prior Rights Agreement) may amend the provisions of the Prior Rights Agreement; and

WHEREAS, by its and their signature to this Agreement, the Company and the requisite holders of at least a majority of the outstanding Registrable Securities needed to amend the Prior Rights Agreement do hereby consent to the amendment of the Prior Rights Agreement as set forth herein such that the provisions of this Agreement shall amend and replace in all respects the provisions of the Prior Rights Agreement.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Agreement:

(a) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) The term “Act” means the Securities Act of 1933, as amended.

(c) The term “Common Stock” means the Company’s common stock, par value $0.0001 per share.

(d) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(e) The term “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 of the Act.

(f) The term “Gold Hill Entities” means SVB Financial Group and Gold Hill Venture Lending 03, LP.

(g) The term “Holder” means a Mandiant Holder, Investor or any assignee thereof in accordance with Section 1.13hereof.

(h) The term “Initial Offering” means the Company’s initial public offering, which closed on September 25, 2013.

(i) The term “Insider Trading Policy” means, with respect to any given date, the Company’s insider trading policy as in effect on such date.

(j) The term “Investor” means each person and entity listed on Schedule C hereto.

(k) The term “Mandiant Holder” means each former security holder of Mandiant listed on Schedule B hereto who, prior to January 10, 2014, has executed and delivered to the Company a counterpart signature page to this Agreement.

(l) The term “Preferred Stock” means the Company’s previously outstanding Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, all shares of which were automatically converted into shares of Common Stock in connection with the Initial Offering.

(m) The terms “register,” “registered,” and “I” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(n) The term “Registrable Securities” means (A) the shares of Common Stock issuable or issued upon conversion and/or exercise of the (i) Preferred Stock held by the Investors, (ii) the warrants to purchase shares of the Company’s Series A-2 Preferred Stock issued to Gold Hill Venture Lending 03, LP and SVB Financial Group (which warrants became exercisable for shares of Common Stock upon the completion of the Initial Offering), (iii) the warrants to purchase shares the Company’s Series B Preferred Stock held by Gold Hill Venture Lending 03, LP and SVB Financial Group (which warrants became exercisable for shares of Common Stock upon the completion of the Initial Offering), (iv) the warrants to purchase shares of the Company’s Series D Preferred Stock issued to Silicon Valley Bank (which warrants became exercisable for shares of Common Stock upon the completion of the Initial Offering), and (v) the warrants to purchase shares of the Company’s Series E Preferred Stock issued to Silicon Valley Bank (which warrants became exercisable for shares of Common Stock upon the completion of the Initial Offering), (B) the shares of Common Stock issued to the Mandiant Holders pursuant to the Merger Agreement, (C) with respect to a Qualified Q1 Offering pursuant to Section 1.3 only or a registration statement pursuant to Section 1.5, shares of Common Stock held by Specified Employees and designated as “Registrable Securities” by the Company in its sole discretion, and (D) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (A), (B) or (C) above. Shares of Common Stock subject to outstanding options and the target number of shares of Common Stock subject to outstanding restricted stock units shall be deemed to be shares of Common Stock pursuant to (B) and (C) above and shall be considered Registrable Securities solely (i) for purposes of the calculations set forth in Section 1.3(c) (regardless of whether such shares are registered on an S-8) and (ii) to the extent such shares are not registered on an S-8, but shall not otherwise be considered Registrable Securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (x) sold by a person to the public pursuant to a registration statement (on Form S-8 or otherwise) or pursuant to Rule 144, (y) sold in a private transaction in which the transferor’s rights under Section 1 of this Agreement are not assigned or (z) held by a Holder (together with its affiliates and other Holders that share a common investment advisor with such Holder) if such Holder (together with its affiliates and other Holders that share a common investment advisor with such Holder) holds less than 1% of the Company’s outstanding shares of Common Stock, and all shares of Common Stock issuable or issued upon conversion of the shares held by and issuable to such Holder (and its affiliates) may then be sold pursuant to Rule 144 during the immediately subsequent ninety (90) day period; provided that, notwithstanding this clause (z), all shares of Common Stock issued to the Mandiant Holders pursuant to the Merger Agreement shall be Registrable Securities at least through June 30, 2014.

(o) The number of “Registrable Securities” outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(p) The term “Rule 144” means Rule 144 under the Act.

(q) The term “SEC” means the Securities and Exchange Commission.

(r) The term “Specified Employees” means any of the key employees of the Company listed on Schedule A hereto.

(s) The term “Qualified Q1 Offering” means a firm commitment underwritten offering of shares of Common Stock pursuant to Section 1.3 hereof that is declared effective by the SEC no later than March 31, 2014.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after March 18, 2014 a written request from the Holders holding thirty percent (30%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $15,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a); provided, however, that the Company shall not be required to request that the SEC declare a registration statement filed pursuant to this Section 1.2 effective during a Blackout as defined in Section 1.6 hereof.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders holding Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders holding such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities held by Holders be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act;

(ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective;

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan (including in a stock plan assumed in connection with a merger or similar transaction), a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration related to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock plan (including in a stock plan assumed in connection with a merger or similar transaction), a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.99 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities, other than securities included pursuant to that certain employment letter agreement between the Company and Ashar Aziz, dated as of November 26, 2012 (the “Letter Agreement”), have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned to Ashar Aziz pursuant to the terms of the Letter Agreement, and then pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders (with (i) all Mandiant Holders treated for purposes of this proration together as a single Holder, regardless of whether they all desire to participate in the offering, and with subsequent proration for a Mandiant Holder who wishes to participate then based on the maximum number of Registrable Securities eligible for sale by such Mandiant Holder) and (ii) all Holders other than Mandiant Holders treated for purposes of this proration together as a single Holder, regardless of whether they all desire to participate in the offering, and with subsequent proration for a Holder other than a Mandiant Holder who wishes to participate then based on the maximum number of Registrable Securities eligible for sale by such non-Mandiant Holder) or in such other proportions as shall mutually be agreed to by all such selling Holders. In no event shall any employee of the Company or any of its direct or indirect subsidiaries be permitted to sell more than 15% of the maximum number of Registrable Securities held by them in a Qualified Q1 Offering. Notwithstanding anything to the contrary contained herein but subject to the 15% limitation referenced in the sentence above, if the offering is a Qualified Q1 Offering, the Company has the right, in its sole discretion, to designate any or all of the Specified Employees as Holders for purposes of this Section 1.3, and, in such case, all references in this Section 1.3 to Holders shall include such designated Specified Employees. For purposes of the calculations of Registrable Securities and pro rata allocations described in this Section 1.3 and the 15% limitation referenced above, the term “Registrable

Securities” shall include shares of Common Stock underlying any outstanding options (whether vested or unvested) and the target number of shares of Common Stock subject to outstanding restricted stock units. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4 Form S-3 Registration. In case the Company shall receive from the Holders holding at least thirty percent (30%) of the Registrable Securities (for purposes of this Section 1.4, the “Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holder; and

(b) use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000;

(iii) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan (including any stock plan assumed by the Company in connection with a merger or similar transaction), a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4, and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

(d) (Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2.

1.5 Resale S-1 Registration. On the first to occur of (i) the failure of the Company to complete a Qualified Q1 Offering prior to March 31, 2014, (ii) the Board’s good faith determination not to pursue a Qualified Q1 Offering prior to March 31, 2014, and (iii) April 15, 2014, the Company shall, as promptly as practicable after such date, file a registration statement on Form S-1 with the SEC covering the resale of all Registrable Securities then held by the Mandiant Holders (such registration statement, the “Resale S-1”), and shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC by May 8, 2014 (or, if earlier, the first date upon which trading is permitted under the Company’s Insider Trading Policy following public disclosure of the Company’s preliminary financial results for the first quarter of 2014) or as soon as practicable thereafter. The Company shall use its commercially reasonable efforts to cause the Resale S-1 to remain effective through the later of (a) June 30, 2014 and (b) the date that is the earlier of (i) date upon which the SEC declares effective a Company registration statement on Form S-3 covering the resale of all Registrable Securities then held by the Mandiant Holders and (ii) the date on which the Company shall have caused all restrictive legends to be removed from all Registrable Securities held by non-affiliate Mandiant Holders and has taken, and caused its transfer agent to take, all other actions necessary or reasonably requested by such non-affiliate Mandiant Holders to enable immediate Rule 144 sales of all such Registrable Securities. In addition, if the Company determines to pursue a Qualified Q1 Offering, it shall work in good faith with the Mandiant Holders to attempt to have the Qualified Q1 Offering become effective as soon as reasonably practicable.

1.6 Suspension of Offers, Sales and Dispositions of Registrable Securities Under Registration Statement.

(a) Each Holder agrees not to offer, sell or otherwise dispose of any Registrable Securities during the period commencing on the first (1st) day of the last month of each fiscal quarter and continuing until the start of the second full trading day following the date of public disclosure of the preliminary financial results for that fiscal quarter (a “Blackout”); provided, however, that this restriction shall not apply to (i) a Qualified Q1 Offering, (ii) an offering pursuant to Section 1.3 under which the Company is selling securities, (iii) the period of June 1, 2014 through June 6, 2014 or (iv) sales of such Registrable Securities pursuant to Rule 144 by Holders that are not otherwise subject to the Company’s Insider Trading Policy.

(b) At any time from and after the effective date of any registration statement described in Sections 1.2 to 1.6, if, in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its stockholders for offers and sales or other dispositions of Registrable Securities to continue under any such registration statement, the Company may restrict such offers and sales or other dispositions of Registrable Securities under all such registration statements for a reasonable period of time not to exceed sixty (60) days, and a Holder will not be able to offer or sell or otherwise dispose of Registrable Securities thereunder, by delivering a written notice (a “Suspension Notice”) to all such Holders (such delivery shall be made to such Holders’ address set forth opposite each such Holders’ name on Schedule B and Schedule C) stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary due to such a finding by the Company’s Board of Directors, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period and provided further that all executive officers and directors of the Company shall also be prohibited from selling securities of the Company during any such period other than pursuant to Rule 10b5-1 trading plans previously adopted by such individuals prior to such suspension in the offer, sale or other disposition of such Registrable Securities. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, the Company shall use its commercially reasonable efforts to amend such registration statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as possible, and promptly notify all Holders, in writing when such offers and sales or other dispositions of Registrable Securities under such registration statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of such registration statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under such registration statement or any prospectus included therein or forming a part thereof until receipt of a notice from the Company pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that the Company has delivered a Suspension Notice and any non-public information provided by the Company in connection therewith strictly confidential, shall not disclose or reveal the Suspension Notice or any such information to any person or entity and shall not use such information for securities trading or any other purpose.

1.7 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders of Registrable Securities included in such registration such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders included in such registration, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.8 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.9 Expenses of Registration. All expenses (other than underwriting discounts and commissions and stock transfer taxes applicable to the securities registered by the Holders) incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3, 1.4 and Section 1.5, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.2 and 1.4 without any such forfeiture.

1.10 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.11 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, legal counsel, accountants and investment advisors for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 1.11(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection 1.11(b) when taken together with any contribution under subsection 1.11(d) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.11 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 1.111 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.111.

(d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.11(b), shall exceed the net proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to provide for or address a matter provided for or addressed by the foregoing provisions shall not be a conflict between the underwriting agreement and the foregoing provisions.

(f) The obligations of the Company and Holders under this Section 1.111 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.12 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep current public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner, stockholder or affiliate of a Holder (including, in the case of a venture capital fund, another venture capital fund affiliated with or under common investment management with such fund), (ii) is a Holder’s family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 50,000 Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.15 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the Registrable Securities held by all Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of Mandiant Holders holding a majority of the Registrable Securities held by all Mandiant Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include any of such securities in any registration filed under Section 1.5 hereof (except as provided herein pursuant to Section 1.3). In addition, the Company shall not amend, modify, or waive this Agreement without the prior written consent of the Gold Hill Entities unless such amendment, modification or waiver affects the rights associated with the shares subject to, or issued upon the exercise of, the warrants held by the Gold Hill Entities (the “Gold Hill Shares”) in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares in the same series and class as the Gold Hill Shares. In addition, the Company shall not amend, modify, or waive this Agreement without the prior written consent of Silicon Valley Bank unless such amendment, modification or waiver affects the rights associated with the shares subject to, or issued upon the exercise of, the warrants held by Silicon Valley Bank (the “Silicon Valley Bank Series E Shares”) in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares in the same series and class as the Silicon Valley Bank Series E Shares.

1.15 “Market Stand-Off” Agreement.

(a) Each Holder agrees that such Holder will not, without the prior written consent of the managing underwriters in the Initial Offering, during the period from the date of this Agreement through March 18, 2014 (for purposes of this Section 1.15(a), the “Lockup Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering; provided that for any Holder that is an investment fund, a transfer of any equity interests in such fund shall not be considered an indirect transfer of shares of the Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.15(a) shall not apply to any of the exceptions set forth in clauses (a) – (h) of the form of market standoff agreement attached hereto as Schedule D, and shall only be applicable to the Holders if all executive officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. In addition, should a discretionary release or waiver of the foregoing restrictions be granted to an officer or director of the Company, or to a holder of 1% or more of the Company’s outstanding Common Stock (calculated as of the close of business on September 19, 2013), the same percentage of the shares of the other Holders’ Common Stock shall be simultaneously released or waived from such restrictions; provided, however, that (i) the managing underwriters may, in their sole discretion, release up to an aggregate of 100,000 shares and (ii) any such release or waiver that is granted in order to allow any such officer, director or holder to participate in an underwritten public offering shall not result in the other stockholders being released from the restrictions described above other than to participate in such offering; and provided further that without the prior written consent of the Stockholder Representative the Company shall not instruct the managing underwriters to release (and shall use commercially reasonable efforts to discourage the managing underwriters from releasing) any such Holder if such release results in the Holders being able to sell pursuant to Rule 144 at a time that the Mandiant Holders are unable to sell (other than with respect to shares included in an underwritten public offering pursuant to the terms of this Agreement). This Section 1.15(a) shall automatically terminate upon the consummation of a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company (as defined in the form of market standoff agreement attached hereto as Schedule D). The underwriters in the Initial Offering are intended third-party beneficiaries of this Section 1.15(a) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by such underwriters that are consistent with this Section 1.15(a) or that are necessary to give further effect thereto

(b) In the event there is a Qualified Q1 Offering, each Holder who is a signatory to this Agreement or who participates in the Qualified Q1 Offering agrees that such Holder will not, without the prior written consent of the managing underwriters in such Qualified Q1 Offering, during the period commencing on the date of the final prospectus relating to such offering and ending on the date specified by the Company and the managing underwriters (such period not to exceed ninety (90) days) (for purposes of this Section 1.15(a)(b), the “Lockup Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering; provided that for any Holder that is an investment fund, a transfer of any equity interests in such fund shall not be considered an indirect transfer of shares of the Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.15(b) shall only apply to a Qualified Q1 Offering, if any, shall not apply to any of the exceptions set forth in clauses (a) – (h) of the form of market standoff agreement attached hereto as Schedule D, and shall only be applicable to the Holders if all executive officers and directors of the Company enter into similar agreements. In addition, should a discretionary release or waiver of the foregoing restrictions be granted to an officer or director of the Company, or to a holder of 1% or more of the Company’s outstanding Common Stock (calculated as of the close of business on December 30, 2013), the same percentage of the shares of the other Holders’ Common Stock shall be simultaneously released or waived from such restrictions; provided, however, that (i) the managing underwriters may, in their sole discretion, release up to an aggregate of 100,000 shares and (ii) any such release or waiver that is granted in order to allow any such officer, director or holder to participate in an underwritten public offering shall not result in the other stockholders being released from the restrictions described above other than to participate in such offering; and provided further that without the prior written consent of the Stockholder Representative the Company shall not instruct the managing underwriters to release (and shall use commercially reasonable efforts to discourage the managing underwriters from releasing) any such Holder if such release results in the Holders being able to sell pursuant to Rule 144 at a time that the Mandiant Holders are unable to sell (other than with respect to shares included in an underwritten public offering pursuant to the terms of this Agreement). This Section 1.15(b) shall automatically terminate upon the consummation of a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company (as defined in the form of market standoff agreement attached hereto as Schedule D). The underwriters in the Qualified Q1 Offering are intended third-party beneficiaries of this Section 1.15(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by such underwriters that are consistent with this Section 1.15(a)1.15(b) or that are necessary to give further effect thereto.

(c) Except as provided below in this Section 1.15(c), any discretionary waiver or termination of the restrictions of any or all of the agreements referenced in Section 1.15(a) or Section 1.15(b) above by the Company or the managing underwriters shall apply to all Holders subject to such restrictions pro rata based on the number of shares subject to such restrictions, except that the managing underwriters may, in their sole discretion, release up to an aggregate of 100,000 shares subject to the restrictions in Section 1.15(a) or Section 1.15(b), as applicable. In order to enforce the restrictions in Section 1.15(a) and Section 1.15(b) above, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. To the extent that The Goldman Sachs Group, Inc. (the “GS Group”) or any of its affiliates or One Equity Partners or any of its affiliates (the “JPM Group”) becomes a party to this Agreement as a Holder, except for the restrictions and limitations applicable to such Registrable Securities set forth in this Section 1.15 above, none of the provisions in Section 1.15 shall in any way limit the GS Group or any of its subsidiaries or affiliates or the JPM Group or any of its subsidiaries or affiliates from engaging in any brokerage, investment, advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. The Company acknowledges that the restrictions contained in Section 1.15 shall not apply to shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock that (i) are not Registrable Securities and (ii) are acquired by the GS Group or any of its subsidiaries or affiliates or the JPM Group or any of its subsidiaries or affiliates following the effective date of the registration statement filed by the Company with the SEC in connection with the Initial Offering.

(d) Each Holder agrees that a legend reading substantially as follows shall be placed on all book-entry positions representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restrictions contained in this Section 1.155) as and to the extent such Registrable Securities become subject to the restrictions contained in Section 1.15(a) and Section 1.15(b):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A

COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after September 25, 2016.

2. Confidentiality of Silicon Valley BancVentures, L. P. and SVB Capital Partners II, L.P. Investment. Without the prior written consent of Silicon Valley BancVentures, L.P. (“SVBV”) and SVB Capital Partners II, L.P. (“SVB Capital”), the Company and each of the parties hereto agree (a) to keep confidential and not disclose to third parties the terms of the Series B Convertible Preferred Stock Financing Term Sheet dated May 15, 2006, by and between SVB Capital and the Company or the terms and conditions of SVBV and SVB Capital’s purchase of the Company’s Series B Preferred Stock to any third party, other than employees of the Company, members of the Company’s Board of Directors, investors or prospective investors in the Company and their attorneys, underwriters or prospective underwriters of the Initial Offering and their attorneys, or the Company’s accountants and attorneys (the “Information”); and (b) not to use SVBV’s or SVB Capital’s name in any manner, context, or format (including reference on or links to SVBV or SVB Capital’s websites or press releases; provided, however, that the Company and Investors may disclose the Information, (i) in connection with debt and equity financings of the Company to bona fide potential investors or financiers as part of their due diligence, (ii) in connection with the Initial Offering to underwriters as part of their due diligence, (iii) in the event of a Liquidation Event (as defined in the Company’s Restated Certificate of Incorporation) and in connection with the Company’s strategic relationships, for purposes of due diligence production in connection with the foregoing, (iv) if required to be disclosed by the Company or Investor pursuant to law or by a court of competent jurisdiction, pursuant to the requirements of a stock exchange or other governmental or regulatory body or to obtain tax or other clearances or consent from any relevant authority and (v) to the Company’s or Investor’s employees or agents having a need to know the contents of the Information and the Company’s and Investor’s attorneys and accountants.

3. Corporate Opportunities; Confidentiality. The Company acknowledges that some of the Holders and their affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”). Accordingly, the Company and the Holders acknowledge and agree that a Covered Person (as defined below) shall:

(a) have no duty to the Company to refrain from participating as a director, investor or otherwise with respect to any company or other person or entity that is engaged in the Company Industry Segment or is otherwise competitive with the Company, and

(b) in connection with making investment decisions, to the fullest extent permitted by law, have no obligation of confidentiality or other duty to the Company to refrain from using any information, including, but not limited to, market trend and market data, which comes into such Covered Person’s possession, whether as a director, investor or otherwise (the “Information Waiver”), provided that the Information Waiver shall not apply, and therefore such Covered Person shall be subject to such obligations and duties as would otherwise apply to such Covered Person under applicable law, if the information at issue (i) constitutes material non-public information concerning the Company, or (ii) is covered by a contractual obligation of confidentiality to which the Company is subject.

Notwithstanding anything in this Section 3 to the contrary, nothing herein shall be construed as a waiver of any Covered Person’s duty of loyalty or obligation of confidentiality with respect to the disclosure of confidential information of the Company. For the purposes of this Section 3, “Covered Persons” shall have the meaning set forth in the Company’s Seventh Restated Certificate of Incorporation, as in effect prior to the completion of the Initial Offering.

4. Banking Restriction. For so long as any fund of Sequoia Capital beneficially owns any shares of the Company’s capital stock, the Company shall not enter into any banking or nonbanking transaction with Green Dot Corporation or any of its subsidiaries (Next Estate Communications and Bonneville Bancorp) without the prior written consent of Sequoia Capital.

5. Miscellaneous.

5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 5.5) with a copy to Aaron Alter and Jon Avina, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304.

5.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.7 Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Subject to Section 1.144, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities and, in the case of Section 1.3 and Section 1.5, the Mandiant Holders holding a majority of the Registrable Securities held by all Mandiant Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

5.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

5.9 Aggregation of Stock. All Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds or venture capital funds or other entities under common investment management) or persons sharing a common investment advisor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.10 Amendment and Restatement of Prior Rights Agreement. Upon the effectiveness of this Agreement, the Prior Rights Agreement shall be amended and restated as set forth herein and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

5.11 Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Corporation of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

FIREEYE, INC. a Delaware corporation

By:	/s/ Alexa King
Alexa King
Senior Vice President, General Counsel and Secretary

Address:	1440 McCarthy Blvd.
Milpitas, CA 95035

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

SEQUOIA CAPITAL XI SEQUOIA TECHNOLOGY PARTNERS XI SEQUOIA CAPITAL XI PRINCIPALS FUND

By:	SC XI Management, LLC
a Delaware Limited Liability Company
General Partner of Each

By:	/s/ [Illegible]
Name:
Managing Member

Address:	Sequoia Capital
3000 Sand Hill Road
Bldg. 4, Suite 180
Menlo Park, CA 94025

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

NORWEST VENTURE PARTNERS IX, LP
By:	Genesis VC Partners IX, LLC, General Partner

By:	/s/ Promod Haque
Name: Promod Haque
Title: Managing Partner

NORWEST VENTURE PARTNERS VIII, LP
By:	Itasca VC Partners VIII, LLP, General Partner

By:	/s/ Promod Haque
Name: Promod Haque
Title: Managing Partner

Address:	525 University Avenue
Palo Alto, CA 94301

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ Kevin R. Mandia
KEVIN R. MANDIA

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ Travis Reese
TRAVIS REESE

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ Roger Siboni
ROGER SIBONI

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

ONE EQUITY PARTNERS IV, LP

By:	/s/ William H. Wangerin, Jr.
	Name:	William H. Wangerin, Jr.
	Title:	Managing Director

OEP II PARTNERS CO-INVEST, LP

By:	/s/ William H. Wangerin, Jr.
	Name:	William H. Wangerin, Jr.
	Title:	Managing Director

Address:	320 Park Ave, 18th Floor
New York, NY 10022
Attn: Andrew Jody Gessow
Fax: (212) 277-1533

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

KPCB HOLDINGS, INC.

By:	/s/ Ted Schlein
	Name:	Ted Schlein
	Title:	Managing Member

Address:	2750 Sand Hill Road
Menlo Park, CA 94025
Attn: Ted Schlein

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

KESTREL FUND, L.P.

By:	/s/ Kent McGaughy
	Name:	Kent McGaughy
	Title:	Managing Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

WILLET FUND, LP

By:	/s/ Kent McGaughy
	Name:	Kent McGaughy
	Title:	Managing Partner

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

WMP, LLC

By:	/s/ Andrew J. Gessow
	Name:	Andrew J. Gessow
	Title:	Managing Member

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

TRELLUS SMALL CAP OPPORTUNITY FUND, L.P.

By:	/s/ Adam Usdan
	Name:	Adam Usdan
	Title:	President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

TRELLUS PARTNERS, L.P.

By:	/s/ Adam Usdan
Name: Adam Usdan
Title: President

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ Adam Usdan
ADAM USDAN

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

KEVIN R. MANDIA 2011 IRREVOCABLE TRUST DATED JULY 29, 2011

By:	/s/ Julie Mandia
Name: Julie Mandia
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ David Merkel
DAVID MERKEL

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ Stephen Surdu
STEPHEN SURDU

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR

By:	/s/ David DeWalt
DAVID DEWALT

[SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Vijay Akasapu
	Name:	Vijay Akasapu
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Stephan D. Barnes
	Name:	Stephan D. Barnes
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Rohyt Vijay Belani
	Name:	Rohyt Vijay Belani
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Bernard J. Lachner
	Name:	Bernard J. Lachner
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Kenneth R. Bradley
	Name:	Kenneth R. Bradley
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ James R. Butler, II
Name: James R. Butler, II
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Lois Connolly
Name: Lois Connolly
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Lois Cozzi
Name: Lois Cozzi
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Ricarte de Vera
Name: Ricarte de Vera
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Kyle Dempsey
Name: Kyle Dempsey
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ James Ellsworth
	Name:	James Ellsworth
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Benita Farrar
	Name:	Benita Farrar
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Matthew Frazier
	Name:	Matthew Frazier
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Matthew D. Greer
	Name:	Matthew D. Greer
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Jonathan Gross
	Name:	Jonathan Gross
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ James R.C. Hansen
Name: James R.C. Hansen
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Kris Harms
Name: Kris Harms
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Eric C. Helvey
Name: Eric C. Helvey
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Kristopher Kendall
Name: Kristopher Kendall
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Yanek D. Korff
	Name:	Yanek D. Korff
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ John Laliberte
	Name:	John Laliberte
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Robert T. Lee
	Name:	Robert T. Lee
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Igor Levin & Yulia Levin
	Name:	Igor Levin & Yulia Levin
	Title:	Joint tenants with right of survivorship

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Ernest Liu
	Name:	Ernest Liu
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Jason T. Luttgens
	Name:	Jason T. Luttgens
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Michael E. Malin
Name: Michael E. Malin
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Shane M. McGee
Name: Shane M. McGee
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Danielle Metzler
Name: Danielle Metzler
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Jedidiah T. Mitten
	Name:	Jedidiah T. Mitten
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Thomas W. Morgan
Name: Thomas W. Morgan
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Francis Nagle
	Name:	Francis Nagle
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ John O’Hagan
	Name:	John O’Hagan
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Brett Alan Padres
	Name:	Brett Alan Padres
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Matthew Pepe
	Name:	Matthew Pepe
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Benjamin A. Rubin
	Name:	Benjamin A. Rubin
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Ryan E. Schedler
	Name:	Ryan E. Schedler
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Joan R. Schwartz
	Name:	Joan R. Schwartz
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Robert Stevens
	Name:	Robert Stevens
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Grady Summers
	Name:	Grady Summers
Title:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Charles Fay Willis
	Name:	Charles Fay Willis
Title:

SCHEDULE A

Specified Employees

•	Julie Cullivan

•	David DeWalt

•	Ken Gonzalez

•	Manish Gupta

•	Alexa King

•	Anthony Kolish

•	Bahman Mahbod

•	Craig Martin

•	Jason Martin

•	Barbara Massa

•	Michael Sheridan

•	Jeffrey Williams

•	Kara Wilson

SCHEDULE B

Schedule of Mandiant Holders

Vijay Akasapu

Stephan Barnes

Rohyt Belani

Kenneth Bradley

James Butler

Lois Connolly

Lois Cozzi

Ricarte De Vera

Kyle Dempsey

David DeWalt

James Ellsworth

Benita Farrar

Christina Fontana

Matthew Frazier

Matthew Greer

Jonathan Gross

James Hansen

Kristopher Harms

Eric Helvey

Igor Levin and Julia Levin, Joint Tenants with Right of Survivorship

Kristopher Kendell

Kestrel Fund, L.P.

Yanek Korff

KPCB Holdings, Inc.

Bernard Lachner

John Laliberte

Robert Lee

Ernest Liu

Jason Luttgens

Michael Malin

Kevin Mandia

Shane McGee

David Merkel

Danielle Metzler

Jedidiah Mitten

Thomas Morgan

Francis Nagle

OEP II Partners Co-Invest, LP

John O’Hagan

One Equity Partners IV, LP

Bret Padres

Matthew Pepe

Travis Reese

Benjamin Rubin

Ryan Schedler

Joan Schwartz

Roger Siboni

Robert Stevens

Grady Summers

Stephen Surdu

The Kevin R. Mandia 2011 Irrevocable Trust, Dated July 29, 2011

Trellus Partners L.P.

Trellus Small Cap Opportunity Fund, LP

Adam Usdan

Willet Fund, LP

Charles Willis

WMP, LLC

SCHEDULE C

Investors

SVB Capital Partners II, L.P.

Silicon Valley Bancventures, L.P.

Silicon Valley Bank

SVB Financial Group

Gold Hill Venture Lending ‘03, LP

Sequoia Capital XI

Sequoia Technology Partners XI

Sequoia Capital XI Principals Fund

Gaurav Garg and Komal Shah Trust, Dated 4/27/2000

Gaurav Garg and Komal Shah, Trustees of the Garg/Shah GRAT Number One

Gaurav Garg and Komal Shah, Trustees of the Garg/Shah GRAT Number Two

Alameda Alpha, LLC

Norwest Venture Partners IX, LP

Norwest Venture Partners VIII, LP

Entrepreneurs Capital Fund IX, LP

Entrepreneurs Capital Fund VIII, LP

C&F Investment Partners

CLEF, LP

JAFCO Technology Partners, L.P.

JAFCO Technology Partners II, L.P.

DAG Ventures III-QP, L.P.

DAG Ventures III, L.P.

DAG Ventures GP Fund III, LLC

DAG Ventures III-A, L.L.C.

G&H Partners

Juniper Networks, Inc.

In-Q-Tel, Inc.

Hilltop Family Partnership

Four Rivers Partners II, L.P.

J. Caird Partners, L.P.

J. Caird Investors (Bermuda) L.P.

Science & Technology Fund1

Greatlink Global Technology Fund2

The Hartford Global Research Fund3

[1]	HANDRAIL + CO is nominee.
[2]	Hare & Co. is nominee.
[3]	Chase Nominees Ltd. is nominee.

Hartford Global Research HLS Fund4

USAA Science & Technology Fund5

Ithan Creek Master Investment Partnership (Cayman) II, L.P.

Bay Pond Partners, L.P.

Bay Pond Investors (Bermuda) L.P.

Ithan Creek Master Investors (Cayman) L.P.

Quissett Partners, L.P.

Quissett Investors (Bermuda) L.P.

GS Direct, L.L.C.

[4]	Chase Nominees Ltd. is nominee.
[5]	WINDSAIL & CO is nominee.

SCHEDULE D

Form of Market Standoff Agreement